Supplement to the Class A, B and C Shares Prospectus

CREDIT SUISSE HIGH INCOME FUND

The following information supersedes certain information contained in the Fund's Prospectus.

Effective December 1, 2009, the following information replaces the information set forth on Pages 8 and 9 of the Fund's prospectus:

INVESTOR EXPENSES

FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2009.

	CLASS A	CLASS B2	CLASS C
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)[1]	4.75%[1]	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	NONE	4.00%[3]	1.00%[4]
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption or exchange fees (as a percentage of net asset value on date of redemption or exchange)	2.00%[5]	2.00%[5]	2.00%[5]
Exchange fees	NONE	NONE	NONE
Annual fund operating expenses (deducted from fund assets)
Management fee	0.70%	0.70%	0.70%
Distribution and service (12b-1) fee	0.25%	1.00%	1.00%
Other expenses	0.74%	0.74%	0.74%
Total annual fund operating expenses*	1.69%	2.44%	2.44%

  1  The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. See "Other Shareholder Information."

  2  Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

  3  4% during the first year decreasing 1% annually to 0% after the fourth year.

  4  1% during the first year.

  5  Imposed on shares redeemed or exchanged within 30 days from date of purchase. See "Buying and Selling Shares."

  *  Expected fees and expenses for the fiscal year ending October 31, 2010 are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be reduced or discontinued at any time.

EXPENSES AFTER WAIVERS AND REIMBURSEMENTS	CLASS A	CLASS B	CLASS C
Management fee	0.16%	0.16%	0.16%
Distribution and service (12b-1) fee	0.25%	1.00%	1.00%
Other expenses	0.74%	0.74%	0.74%
Net annual fund operating expenses	1.15%	1.90%	1.90%

EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$639	$982	$1,349	$2,378
CLASS B (redemption at end of period)	$647	$961	$1,301	$2,776
CLASS B (no redemption)	$247	$761	$1,301	$2,776
CLASS C (redemption at end of period)	$347	$761	$1,301	$2,776
CLASS C (no redemption)	$247	$761	$1,301	$2,776

Dated: November 23, 2009	HI-PRO-LOAD-16-1109 2009-025